SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2017

Lans Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-148385	47-4426774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Brickell, Miami, Florida	33133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-755-7451

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 6, 2017, we entered into a securities purchase agreement (the “EMA SPA”) with EMA Financial, LLC (“EMA”), effective December 12, 2016, whereby EMA agreed to invest $85,000 in our company in exchange for a convertible promissory note. Pursuant to the EMA SPA, we issued a convertible promissory note (the “EMA Note”) to EMA, in the original principal amount of $85,000, which bears interest at 10% per annum. All outstanding principal and accrued interest on the EMA Note is due and payable on the maturity date, which is December 12, 2017 (the “Maturity Date”). Any amount of principal or interest that is due under the EMA Note, which is not paid by the Maturity Date, will bear interest at the rate of 24% per annum until it is paid. We were required to pay EMA $5,000 for expenses so we received a total of $80,000 from the EMA Note.

The EMA Note is convertible by EMA into shares of our common stock at any time on or after June 2, 2017. Subject to adjustment as provided in the EMA Note, the conversion price is equal to the lesser of the closing price immediately prior to closing of the EMA SPA and 60% multiplied by the lowest sale price for our common stock during the 25 trading days prior to the relevant notice of conversion.

We agreed to reserve an initial 10,417,000 shares of common stock for conversions under the EMA Note. We also agreed to adjust the initial reserve to ensure that it always equals at least five times the total number of common stock that is actually issuable if the entire EMA Note is converted.

The EMA Note can be prepaid by us at any time from the closing of the EMA SPA until 6 months thereafter, at a premium of 135% of the total outstanding amount. We have agreed to give EMA written notice of prepayment at least 5 trading days beforehand.

The foregoing descriptions of the EMA Note is qualified in its entirety by reference to such EMA Note, which is filed hereto as Exhibit 4.1 and is incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03 – Creation of a Direct Financial Obligation

The information set forth in Items 1.01 is incorporated into this Item 2.03 by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Items 1.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

We claim an exemption from the registration requirements of the Securities Act, for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, EMA and Auctus are accredited investors, EMA and Auctus acquired the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	EMA Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lans Holdings, Inc.

/s/ Trevor Allen

Trevor Allen
Chief Executive Officer

Date: January 20, 2017

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